EXHIBIT 99.2
For Immediate Release:

Contacts:
Lisa Aragon	Heather Hurtado
ITCTransmission/ITC Holdings Corp.	METC, LLC
248.835.9300	312.399.5189
laragon@itctransco.com	metcllcpr@sbcglobal.net
ITC Holdings Signs Agreement to Acquire Michigan Electric Transmission Company
Customers to realize benefits from joint operations and coordinated planning, leading to a more competitive wholesale marketplace and robust system
Novi and Ann Arbor, Mich., May 12, 2006 — ITC Holdings Corp. (NYSE: ITC) (“ITC Holdings”) today announced it has signed a definitive agreement to acquire all of the outstanding equity interests in Michigan Electric Transmission Company, LLC (“METC”), a privately-held company and the neighboring transmission system to ITCTransmission, ITC Holdings’ wholly owned operating subsidiary, in a transaction valued at approximately $866 million.
Under the terms of the agreement, METC’s selling shareholders, Trans-Elect, Inc., a GFI Energy Ventures, LLC portfolio company, affiliates of Evercore Capital Partners, Macquarie Essential Assets Partnership and other private investors, will receive $486 million in cash and approximately $70 million in shares of ITC Holdings common stock. In addition, ITC Holdings will assume, or refinance at METC, approximately $311 million of METC debt.
ITCTransmission owns, manages and maintains the high-voltage, electric transmission system in southeastern Michigan and is the first fully independent transmission company in the country. METC owns and manages the high-voltage electricity transmission system in the western portion of Michigan’s Lower Peninsula. Upon completion of the acquisition, ITC Holdings’ subsidiaries will own and operate the transmission system for almost the entire Lower Peninsula of Michigan and together will own and operate the largest independent transmission system in the United States.
“Welcoming METC to the ITC Holdings family is an important step toward furthering the Federal Energy Regulatory Commission’s goals for independent transmission companies and realizing our goal of being a best-in-class transmission provider for the benefit of all of our stakeholders,” said Joseph L. Welch, president and CEO of ITC Holdings. “Through our independence, we are singularly focused on transmission and are able to promote electric reliability and continually enhance the service we provide our customers.”
Since 2003 ITCTransmission has invested almost $300 million in transmission property, plant and equipment and maintenance targeted at improving the reliability and performance of the electric infrastructure in southeastern Michigan. Likewise, METC has invested approximately $137 million in that same time period to enhance transmission system reliability in its service area. “This transaction will increase ITC Holdings’ size and scale and provides us with incremental opportunities to deploy capital going forward,” said Welch. “We are committed to providing METC with the capital it needs to invest in its system to achieve similar goals to that of ITCTransmission, namely to improve reliability, reduce congestion and lower the overall cost of delivered energy to customers.”
“The true beneficiaries are ITCTransmission and METC’s transmission customers. The combination of our companies will result in operational efficiencies from simplified, joint operations and provide us with the ability to jointly identify, coordinate and plan system needs, projects and construction,” said METC executive vice president and COO, Julie Couillard. “Our joint coordination in regional system planning will ultimately lead toward a robust transmission grid that will facilitate the demands of the customer and energy marketplace.”
“ITC Holdings expects that this transaction will be break-even to accretive to GAAP reported EPS in 2007 and 2008 and accretive thereafter, resulting in a significant increase in EPS growth over the next five to seven years,” said Edward M. Rahill, senior vice president and CFO of ITC Holdings. “ITC Holdings is committed to maintaining its investment grade ratings and as such intends to finance this transaction with a combination of both debt and equity.”
The transaction is subject to customary closing conditions and regulatory approvals, including approval from the Federal Energy Regulatory Commission and antitrust review under the Hart-Scott-Rodino Act. The approval of ITC Holdings’s shareholders is not required. ITC Holdings expects the transaction to close in the second half of 2006.

In connection with the transaction, Credit Suisse and Lehman Brothers acted as financial advisor to ITC Holdings, Simpson Thacher & Bartlett LLP served as its legal counsel, and Stuntz, Davis & Staffier, PC served as legal counsel regarding FERC matters. Macquarie Securities (USA) Inc. served as financial advisor to METC, and Winston & Strawn LLP and Dickstein Shapiro Morin & Oshinsky, LLP acted as its legal counsel.
Analyst/Investor Meeting; Conference Call
ITC Holdings Corp. will conduct a conference call and webcast at 11:00 a.m. Eastern time on Friday, May 12, 2006 to discuss today’s announcement. Individuals wishing to participate in the conference call may dial toll-free (877) 704-5386 (domestic) or (913) 312-1302 (international); there is no passcode. It can also be accessed through ITC Holdings’ website at: www.itc-holdings.com. The conference call replay, available through Friday, May 19, 2006 can be accessed by dialing toll-free (888) 203-1112 (domestic) or (719) 457-0820 (international), passcode 7911146. Investors, news media and the public may listen to a live broadcast of the meeting at http://investor.itc-holdings.com. The webcast also will be archived on the ITC Holdings website at http://investor.itc-holdings.com. Presentation materials can be accessed through the ITC Holdings website at http://www.itc-holdings.com.
About ITC Holdings Corp.
ITC Holdings Corp.’s wholly owned operating subsidiary, ITCTransmission, is the first independently owned and operated electricity transmission company in the United States. ITCTransmission owns, operates and maintains a fully-regulated, high-voltage system that transmits electricity to local electric distribution facilities from generating stations in Michigan, other Midwestern states and Ontario, Canada. The local distribution facilities connected to the ITCTransmission system serve an area comprised of 13 southeastern Michigan counties, including the Detroit metropolitan area. For more information on ITCTransmission, please visit http://www.itctransco.com. For more information on ITC Holdings, please visit http://www.itc-holdings.com.
About METC
Michigan Electric Transmission Company, LLC (METC) is an independent transmission company based in Ann Arbor, MI. METC is solely responsible for owning and operating the transmission system that transmits electric service to a population of approximately six million people throughout Michigan’s Lower Peninsula. The transmission system is a high voltage network of power lines that moves electricity from its original source to distribution systems, which eventually delivers electricity to consumers. More information on METC can be found at http://www.metcllc.com.
Safe Harbor Statement and Legal Disclaimer
This press release contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business, including our business after the proposed acquisition transaction, and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this press release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise, unless required by law.
The securities referred to in this presentation have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful. (itc-ITC)
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